Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2011
Future Minimum Lease Payments for Non-cancelable Operating Leases

Minimum annual lease commitments as of December 31, 2011 for all non-cancelable operating leases with a term of 1 year or more are as follows:

(In Millions)	FUTURE MINIMUM LEASE PAYMENTS
2012	$86.9
2013	85.8
2014	72.1
2015	67.3
2016	53.3
Later Years	380.2

Total Minimum Lease Payments	$745.6

Future Minimum Lease Payments for Capital Leases

The following table reflects the future minimum lease payments required under capital leases, net of any payments received on the long-term financing, and the present value of net capital lease obligations at December 31, 2011.

(In Millions)	FUTURE MINIMUM LEASE PAYMENTS, NET
2012	$7.9
2013	8.1
2014	8.4
2015	8.2
2016	8.0
Later Years	23.6

Total Minimum Lease Payments, net	64.2
Less: Amount Representing Interest	19.3

Net Present Value under Capital Lease Obligations	$44.9